UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017

Technovative Group, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	333-175148	38-3825959
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Unit 701, 7/F, Tower 2, Silvercord, 30 Canton Rd, Tsim Sha Tsui, KLN, Hong Kong

(address of principal executive offices) (zip code)

+852-2162 7529

(registrant’s telephone number, including area code)

Unit 11-3, Jalan TPP 1/4, Taman Perindustrian Puchong, 47160 Puchong,
Selangor, Malaysia

(former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 17, 2017, Technovative Group, Inc. (“Technovative Group”) filed a current report on Form 8-K reporting a change of officers and directors and a change in name and ownership of the independent accounting firm that audits the financial statement of Technovative Group. This Amendment No. 1 to Form 8-K/A amends the prior disclosure to provide the correct new address of Technovative Group.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2017, Dato Foo Khee Long, the registrant’s Chief Executive Officer, Chairman of the Board of Directors (the “Board”) resigned from all of his positions as a director and officer of the registrant.

Also effective on June 30, 2017, Lin Kuan Liang Nicolas was appointed as the Chief Executive Officer, President, Treasurer, Secretary and a director of the Board of the registrant.

Set forth below is the biographical information about the new executive officer and director:

Name	Age	Position
Lin Kuan Liang Nicolas	30	Chief Executive Officer, President, Treasurer, Secretary, and Director

Lin Kuan Liang Nicolas, serves as CEO of Technovative Group, Inc. Nicolas Lin is also a Director of Asia Pacific at TAG Asia Partners LLC, a New York based boutique investment bank. From 2012 to 2017, Mr. Lin was a Manager at 8i Capital Limited, where he was involved in advising businesses to list in the United States and London, fund-raising and restructuring work. During his time at 8i Capital, Mr. Lin also served as a Director at Moxian Group Holdings, Inc, where he was focused on restructuring the business for its listing in United States. Prior to 8i Capital, from 2011 to 2012, Mr. Lin was an analyst at Chance Investment Inc., advising Chinese businesses on acquisition and fund-raising. Until 2012, he was the legal associate at FM Holdings Limited, where he was actively involved in the company’s restructuring and debt-financing. From 2010 to2011, Mr. Lin worked as the junior associate at Global Fund Investment (UK) Limited in London. Mr. Lin graduated from Queen Mary, University of London with LLB in 2010.

Item 8.01 Other Events

The Board of Directors of the registrant, Technovative Group, Inc. ("Technovative Group"), approved the engagement of the successor of AWC (CPA) Limited (“AWC”), Centurion ZD CPA Limited ("Centurion"), as the auditor of Technovative Group effective June 28, 2017. Effective April 30, 2016, Dominic K.F. Chan & Co. merged with AWC (CPA) Limited and formed DCAW (CPA) Limited (“DCAW”). Effective November 14, 2016, DCAW changed its name to “Centurion ZD CPA Limited”. AWC was engaged as Technovative Group’s certifying accountant on March 11, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2017	Technovative Group, Inc

	By:	/s/ Liang Meihua
Name: Liang Meihua
Title: Director

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